SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 7, 2008
WASHINGTON MUTUAL, INC.
(Exact name of Registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1301 SECOND AVENUE
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (206) 461-2000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 8, 2008, the Company issued a press release that included abbreviated preliminary financial information for the quarter ended March 31, 2008. The press release is included as Exhibit 99.1 to this report. The information included in the press release is considered to be “furnished” under the Securities Exchange Act of 1934. As indicated in the press release, the Company expects to announce full first quarter earnings results on April 15, 2008.
SECTION 8 — OTHER EVENTS
Item 8.01 Other Events
     Furnished pursuant to this Current Report on Form 8-K as Exhibit 99.1 is a press release issued by the Company on April 8, 2008 to announce the Company’s equity financing and other information.

CAUTIONARY STATEMENTS
     This document (including the exhibits furnished herewith) contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs, such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading “Factors That May Affect Future Results” in Washington Mutual’s 2007 Annual Report on Form 10-K which include:
•	Economic conditions that negatively affect housing prices and the job market that have resulted, and may continue to result, in a deterioration in credit quality of the Company’s loan portfolio.

•	Access to market-based liquidity sources that may be negatively impacted if market conditions persist or if further ratings downgrades occur and could lead to increased funding costs and reduced gain on sale.

•	The need to raise additional capital due to significant additional losses which could have a dilutive effect on existing shareholders and could affect the ability to pay dividends.

•	Changes in interest rates.

•	Features of certain of the Company’s loan products that may result in increased credit risk.

•	Estimates used by the Company to determine the fair value of certain of our assets that may prove to be imprecise and result in significant changes in valuation.

•	Risks related to the Company’s credit card operations that could adversely affect the credit card portfolio and our ability to continue growing the credit card business.

•	Operational risk which may result in incurring financial and reputational losses.

•	Failure to comply with laws and regulations.

•	Changes in the regulation of financial services companies, housing government-sponsored enterprises and credit card lenders.

•	General business, economic and market conditions and continued deterioration in these conditions.

•	Damage to the Company’s professional reputation and business as a result of allegations and negative public opinion as well as pending and threatened litigation.

•	Significant competition from banking and nonbanking companies.
     There are other factors not described in the Company’s 2007 Form 10-K which are beyond the Company’s ability to anticipate or control that could cause results to differ.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
99.1	Washington Mutual, Inc. Press Release dated April 8, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2008	WASHINGTON MUTUAL, INC.
	By:	/s/ Stewart M. Landefeld
Stewart M. Landefeld
Executive Vice President

Exhibit Index

Exhibit
No.	Description
99.1	Washington Mutual, Inc. Press Release dated April 8, 2008